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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 3, 2000 (July 31, 2000)


                          GAYLORD ENTERTAINMENT COMPANY
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


            1-13079                                     73-0664379
    (Commission File Number)             (I.R.S. employer identification number)


       ONE GAYLORD DRIVE, NASHVILLE, TENNESSEE                   37214
       (Address of principal executive offices)                (Zip Code)


                                 (615) 316-6000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER EVENTS.

         Gaylord Entertainment Company (the "Company") is filing this current report on Form 8-K in order to file with the Securities and Exchange Commission a press release issued by the Company on July 31, 2000. A copy of the press release is included as an exhibit to this filing

         On July 31, 2000, the Company announced the resignation of Terry E. London as President and Chief Executive Officer with immediate effect. Mr. London also resigned from the Company's Board of Directors. The Board of Directors has appointed E. K. Gaylord II, the Chairman of the Board of Directors, as interim President and Chief Executive Officer pending the appointment of a new, permanent chief executive officer.

         This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The actual results of Gaylord Entertainment Company could differ materially from those set forth in the forward-looking statements.

ITEM 7(c).  EXHIBITS

         The following exhibit is filed as part of this Current Report:

         1.   Exhibit Number         Description of Exhibits
              --------------         -----------------------
                  99.1               Press Release of Gaylord Entertainment Company
                                     dated July 31, 2000, regarding the resignation
                                     of Terry E. London








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GAYLORD ENTERTAINMENT COMPANY

                                         By:     /s/  Rod Connor
                                             ------------------------------
                                             Rod Connor
                                             Senior Vice President and
                                               Chief Administrative Officer

August 3, 2000






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                                INDEX TO EXHIBITS


   Exhibit Number                            Description
   --------------                            -----------
         99.1             Press Release issued by Gaylord Entertainment Company
                          on July 31, 2000 regarding the resignation of
                          Terry E. London.








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